Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT, AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT, JOINDER AND CONSENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT, JOINDER AND CONSENT (this “Amendment”) is made and entered into as of April 11, 2022, by and among BBQ HOLDINGS, INC., a Minnesota corporation (the “Borrower”), BQ CONCEPTS LLC, an Arizona limited liability company (“BQ Concepts”), Famous Craft Concepts LLC, a Minnesota limited liability company (“Craft Concepts”, and collectively with BQ Concepts, the “New Subsidiaries”, and each a “New Subsidiary”), the other Loan Parties party hereto (collectively with the Borrower and the New Subsidiaries, the “Loan Parties”, and each a “Loan Party”), and JPMORGAN CHASE BANK, N.A., a national banking association (the “Lender”).

RECITALS:

A.The Borrower, certain other Loan Parties, and the Lender are parties to a certain Credit Agreement dated as of November 23, 2021 (as amended from time to time, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Credit Agreement.

B.The Borrower has requested that the Lender (i) amend certain provisions of the Credit Agreement and the Security Agreement, (ii) join each New Subsidiary as (A) a “Loan Party” and a “Loan Guarantor” under the Credit Agreement, and (B) a “Grantor” under the Security Agreement, and (iii) consent to the Acquisition contemplated under the Barrio Queen APA (as defined below), and the Lender has agreed to so amend the Credit Agreement and Security Agreement, join each New Subsidiary to the Loan Documents, and consent to such Acquisition, in each case upon the terms and subject to the conditions set forth in this Amendment.

AGREEMENTS:

NOW, THEREFORE, in consideration of the premises herein set forth and for other good and valuable consideration, the nature, receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.Recitals; Consent.
a.The parties hereto agree that the Recitals set forth above are true and correct.
b.Pursuant to Section 6.04 of the Credit Agreement, each Loan Party and its Subsidiaries are prohibited from, among other things, purchasing or otherwise acquiring (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (whether through purchase of assets, merger or otherwise). The Loan Parties have informed the Lender of their intent to consummate the Acquisition contemplated under the Barrio Queen APA. The Loan Parties acknowledge that such Acquisition does not qualify for any of the exceptions to the requirements of Section 6.04 of the Credit Agreement, and have requested that the Lender consent to such Acquisition. Subject to the full satisfaction of all the conditions precedent set forth in Section 6 below, the Lender hereby consents to Acquisition contemplated under the Barrio Queen APA, and waives compliance with the Section identified above to the extent (but only to the extent) necessary to permit the such Acquisition without giving rise to an Event of Default. Except as expressly provided herein, all provisions of the Credit Agreement and the other Loan Documents remain in full force and effect and the foregoing consents shall not apply to any other or subsequent failure to comply with the Sections identified above or any other provision of the Credit Agreement or any other Loan Document.
2.Joinder to Credit Agreement.  Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement.  Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article IX of the Credit Agreement.  Without limiting the generality of the foregoing terms of this Section 2, each New Subsidiary, subject to the limitations set forth in Sections 9.10 and 9.13 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Lender, as provided in Article IX of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), each New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.  This Amendment constitutes a Joinder Agreement for purposes of the Credit Agreement.
3.Joinder to Security Agreement.  By its execution of this Amendment, each New Subsidiary agrees to become, and does hereby become, a “Grantor” under the Security Agreement and agrees to be bound by the Security Agreement as if originally a party thereto.  Each New Subsidiary hereby pledges, assigns and grants to the Lender a security interest in all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement), whether now owned or hereafter acquired, to secure the prompt and complete payment and performance of the Secured Obligations.  By its execution of this Amendment, each New Subsidiary represents and warrants as to itself that all of the representations and warranties contained in the Security Agreement are true and correct in all respects as of the date hereof, it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date.  Each New Subsidiary represents and warrants that the Exhibits to the Security Agreement and the supplements to the Exhibits to the Security Agreement attached hereto are true and correct in all respects and such Exhibits and supplements set forth all information required to be scheduled under the Security Agreement.  Each New Subsidiary shall take all steps necessary to perfect, in favor of the Lender, a first-priority security interest in and lien against such New Subsidiary’s Collateral (as defined in the Security Agreement), including, without limitation, delivering all certificated Pledged Collateral (as defined in the Security Agreement) to the Lender (and other Collateral (as defined in the Security Agreement) required to be delivered under the Security Agreement), and taking all steps necessary to properly perfect the Lender’s interest in any uncertificated Pledged Collateral (as defined in the Security Agreement).  This Amendment constitutes a Security Agreement Supplement as contemplated by the Security Agreement.
4.Amendments to Credit Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 6 hereof, the Borrower, the other Loan Parties and the Lender hereby agree that the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex I hereto.
5.Amendments to Security Agreement.
a.Deposit Account Control Agreements.  Section 4.14 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“4.14Deposit Account Control Agreements.  Such Grantor shall (a) within 60 days after the First Amendment Date, cause each of its Deposit Accounts at Choice Bank to be closed, or provide to the Lender a Deposit Account Control Agreement duly executed on behalf of Choice Bank with respect to such Deposit Accounts (including without limitation those Deposit Accounts set forth on Exhibit B), and (b) use commercially reasonable efforts to provide to the Lender upon the Lender’s request, a Deposit Account Control Agreement duly executed on behalf of each other financial institution holding a deposit account of such Grantor as set forth in this Security Agreement.”

b.Exhibits. Exhibits A, B, D, E, G and H, to the Security Agreement are hereby replaced with the exhibits attached hereto as Exhibits A, B, D, E, G and H.
6.Conditions Precedent.  At or prior to the execution of this Amendment, and as a condition precedent to the effectiveness of this Amendment, the Borrower shall have satisfied the following conditions and delivered or caused to be delivered to the Lender the following documents each dated such date and in form and substance satisfactory to the Lender and duly executed by all appropriate parties:
a.this Amendment, duly executed by the Loan Parties and the Lender;
b.a UCC-1 Financing Statement listing BQ Concepts as “Debtor” and the Lender as “Secured Party” and filed of record with the Arizona Secretary of State;
c.a UCC-1 Financing Statement listing Craft Concepts as “Debtor” and the Lender as “Secured Party” and filed of record with the Minnesota Secretary of State;
d.the stock certificates, if any, representing the Equity Interests in each New Subsidiary;
e.a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by an officer of the Borrower, along with a certificate of such officer which (i) certifies that there has been no amendment to either the Articles of Incorporation or the Bylaws of the Borrower since true and accurate copies of the same were last delivered and certified to the Lender, and that said Articles of Incorporation and the Bylaws remain in full force and effect as of the date of this Amendment, (ii) identifies each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment, and (iii) sets forth specimen signatures of each officer of the Borrower referred to above and identifies the office or offices held by such officer;
f.a certificate of an officer of BQ Concepts that (i) attests to and attaches a copy of the resolutions of the sole member of BQ Concepts authorizing the execution, delivery and performance of this Amendment and the other documents executed in connection herewith, (ii) contains an incumbency certificate showing the names and titles, and bearing the signatures of the officers of BQ Concepts authorized to execute this Amendment and the other documents executed in connection herewith, (iii) attaches true and correct copies of the certificate of formation and operating agreement of BQ Concepts, in each case together with any amendments, restatements or other modifications thereto and a certificate of good standing issued by the jurisdiction of organization for BQ Concepts, and any other jurisdictions in which BQ Concepts is required to be in good standing;
g.a certificate of an officer of Craft Concepts that (i) attests to and attaches a copy of the resolutions of the sole member of Craft Concepts authorizing the execution, delivery and performance of this Amendment and the other documents executed in connection herewith, (ii) contains an incumbency certificate showing the names and titles, and bearing the signatures of the officers of Craft Concepts authorized to execute this Amendment and the other documents executed in connection herewith, (iii) attaches true and correct copies of the certificate of formation and operating agreement of Craft Concepts, in each case together with any amendments, restatements or other modifications thereto and a certificate of good standing issued by the jurisdiction of organization for Craft Concepts, and any other jurisdictions in which Craft Concepts is required to be in good standing;
h.copies of
(i)that certain Asset Purchase Agreement dated as of March 10, 2022 (the “Barrio Queen APA”), by and among L & S CULINARY CONCEPTS, LLC, an Arizona limited liability company, BARRIO CULINARY CONCEPTS, LLC, an Arizona limited liability company, BCC DESERT RIDGE, LLC, an Arizona limited liability company, BCC TEMPE MARKET PLACE, LLC, an Arizona limited liability company, BCC QUEEN CREEK MARKET PLACE, LLC, an Arizona limited liability company, BCC HERITAGE MARKET PLACE, LLC, an Arizona limited liability company, BCC-GLENDALE, LLC, an Arizona limited liability company, BCC-AVONDALE PARK 10, LLC, an Arizona limited liability company, and BCC PRASADA WEST, LLC, an Arizona limited liability Linda Nash, an Arizona resident, Steve Rosenfield, an Arizona resident (the foregoing, collectively, the “Barrio Queen Sellers”), and BQ Concepts,
(ii)the Ancillary Documents (as defined in the Barrio Queen APA), and
(iii)that certain Asset Purchase Agreement dated as of March [__] (sic), 2022 (the “Craft Concepts APA”) by and among FUN EATS AND DRINKS, LLC, a Wyoming limited liability company and FEAD IP, LLC, a Wyoming limited liability company (the foregoing, collectively, the “Craft Concepts Sellers”) and Craft Concepts;
i.copies of favorable UCC, tax, judgment, bankruptcy, fixture and intellectual property lien search reports (or other evidence of the same satisfactory to Lender) in all necessary or appropriate jurisdictions and under all legal and trade names of the Barrio Queen Sellers and the Craft Concepts Sellers and all other parties requested by the Lender, indicating that there are no prior Liens on any Collateral (as defined in the Security Agreement) of the New Subsidiaries, except for liens permitted by Section 6.02 of the Credit Agreement or discharged on or prior to the date hereof pursuant to a pay-off letter or other documentation satisfactory to the Lender;

j.satisfactory pay-off letters for all existing Indebtedness required to be repaid and which confirms that all Liens upon any of the property of the Barrio Queen Sellers and the Craft Concepts Sellers constituting Collateral (as defined in the Security Agreement) of the New Subsidiaries, will be terminated concurrently with such payment;
k.Notices of Security Interests in Intellectual Property;
l.a certain Collateral Assignment of Rights under Acquisition Documents made by BQ Concepts in favor of the Lender;
m.a certain Collateral Assignment of Rights under Acquisition Documents made by Craft Concepts in favor of the Lender;
n.a Closing Certificate made by the Borrower in favor of the Lender;
o.a written opinion of the Loan Parties’ counsel, addressed to the Lender;
p.Collateral Access Agreements from VESTAR DRM-OPCO, L.L.C. and VESTAR CPT TEMPE MARKETPLACE, L.L.C.;
q.a funds flow and disbursement authorization with respect to the transactions consummated under the Barrio Queen APA and the Craft Concepts APA;
r.a quality of earnings with respect to the transactions consummated under the Barrio Queen APA and the Craft Concepts APA, and all pro forma financial statements required by Lender in connection therewith;
s.evidence of the effectiveness of insurance policies in respect of each New Subsidiary conforming to the requirements set forth in the Loan Documents;
t.all documentation and other information regarding the New Subsidiaries requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;
u.a properly completed and signed IRS Form W-8 or W-9, as applicable, for each New Subsidiary; and
v.such other documents, instruments and agreements as the Lender may reasonably require.
7.Representations; No Default.  Each Loan Party represents and warrants that: (a) upon giving effect to this Amendment, the representations and warranties of each Loan Party contained in the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (b) such Loan Party has the power and legal right and authority to enter into this Amendment and has duly authorized the execution and delivery of this Amendment and other agreements and documents executed and delivered by such Loan Party in connection herewith, (c) neither this Amendment nor the agreements contained herein contravene or constitute a Default or Event of Default under the Credit Agreement or a default under any other agreement, instrument or indenture to which such Loan Party is a party or a signatory, or any provision of such Loan Party’s Articles of Incorporation, Articles of Organization, Bylaws, Operating Agreement, or other organizational documents or, to the best of such

Loan Party’s knowledge, any other agreement or Requirement of Law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to such Loan Party or any of its property except, if any, in favor of the Lender, (d) no consent, approval or authorization of or registration or declaration with any party, including but not limited to any Governmental Authority, is required in connection with the execution and delivery by such Loan Party of this Amendment or other agreements and documents executed and delivered by such Loan Party in connection herewith or the performance of obligations of such Loan Party herein described, except for those which such Loan Party has obtained or provided and as to which such Loan Party has delivered certified copies of documents evidencing each such action to the Lender, (e) no events have taken place and no circumstances exist at the date hereof which would give such Loan Party grounds to assert a defense, offset or counterclaim to the obligations of such Loan Party under the Credit Agreement or any of the other Loan Documents, (f) there are no known claims, causes of action, suits, debts, Liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character or nature whatsoever, fixed or contingent, which such Loan Party may have or claim to have against the Lender, which might arise out of or be connected with any act of commission or omission of the Lender existing or occurring on or prior to the date of this Amendment, including, without limitation, any claims, liabilities or obligations arising with respect to the indebtedness evidenced by the Credit Agreement, (g) upon giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement.
8.Affirmation, Further References. The Lender and each Loan Party each acknowledge and affirm that the Credit Agreement, including the Loan Guaranty therein, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement (except as amended by this Amendment) and of each of the other Loan Documents (except as the Security Agreement is amended by this Amendment) shall remain unmodified and in full force and effect.  All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment, and all references in any document or instrument to the Security Agreement are hereby amended and shall refer to the Security Agreement as amended by this Amendment.
9.Severability. Whenever possible, each provision of this Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.
10.Successors.  This Amendment shall be binding upon each Loan Party and the Lender and their respective successors and assigns, and shall inure to the benefit of each Loan Party and the Lender and to the respective successors and assigns of the Lender.
11.Costs and Expenses.  Each Loan Party jointly and severally agrees to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys’ fees and legal expenses of counsel for the Lender) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, and in enforcing the obligations of the Loan Parties under this Amendment, and to pay and save the Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment.

12.Headings.  The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.
13.Counterparts; Digital Copies.  This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to this Amendment may execute any such agreement by executing a counterpart of such agreement.  A facsimile or digital copy (pdf) of this signed Amendment shall be deemed to be an original thereof.
14.Release of Rights and Claims.  Each Loan Party, for itself and its successors and assigns, hereby releases, acquits, and forever discharges the Lender and its successors and assigns for any and all manner of actions, suits, claims, charges, judgments, levies and executions occurring or arising from the transactions entered into with the Lender prior to entering into this Amendment whether known or unknown, liquidated or unliquidated, fixed or contingent, direct or indirect which such Loan Party may have against the Lender.
15.Governing Law.  This Amendment shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of law principles thereof.
16.No Waiver.  Except with respect to the consent set forth in Section 1, nothing contained in this Amendment (or in any other agreement or understanding between the parties) shall constitute a waiver of, or shall otherwise diminish or impair, the Lender’s rights or remedies under the Credit Agreement or any of the other Loan Documents, or under applicable law

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

BORROWER:

BBQ HOLDINGS, INC.

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

BQ CONCEPTS:

BQ CONCEPTS LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

CRAFT CONCEPTS:

FAMOUS CRAFT CONCEPTS LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

OTHER LOAN PARTIES:

FAMOUS DAVE’S OF AMERICA, INC.

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

BBQ VENTURES, INC.

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

BBQ OKLAHOMA, INC.

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

GRANITE CITY, INC.

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

FAMOUS DAVE’S FRANCHISING, INC.

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

FAMOUS DAVE’S RIBS OF ARIZONA, LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

RUB PRODUCTS, LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

GRANITE CITY BREW WORKS, INC.

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

D & D OF MINNESOTA, INC.

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

LAKE & HENNEPIN BBQ AND BLUES, INC.

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

FAMOUS DAVE’S RIBS, INC.

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

FAMOUS DAVES RIBS OF TENNESSEE LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

GRANITE CITY FOOD & BREWERY, INC.

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

FAMOUS DAVE’S RIBS-U, INC.

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

MINWOOD PARTNERS, INC.

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

COWBOY DAVE’S WOODBURY, LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

Village Inn Holdings, LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

SVCC I, LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

Bakers Square Holdings, LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

VI OpCo, LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

VI BrandCo, LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

BsQ OpCo, LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

BsQ BrandCo, LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

TAHOE JOE’S STEAKHOUSE, LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

BUFFET BRAND CO LLC

By: /s/ Jeffery Crivello

Name: Jeffery Crivello

Title: Chief Executive Officer

LENDER:

JPMORGAN CHASE BANK, N.A.

By: /s/ Brandon Brauer

Name: Brandon Brauer

Title: Authorized Officer